Exhibit 99.1

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                         APRIL 14, 2003

                      RATED
                      WATER
  RIG NAME            DEPTH      DESIGN                   LOCATION           STATUS             OPERATOR
---------------------------------------------------------------------------------------------------------------------
Ocean Crusader         200'      Mat Cantilever               GOM            Contracted       Walter Oil & Gas
---------------------------------------------------------------------------------------------------------------------
Ocean Drake            200'      Mat Cantilever               GOM            Contracted         ChevronTexaco
---------------------------------------------------------------------------------------------------------------------
Ocean Champion         250'      Mat Slot                     GOM            Cold Stacked            -
---------------------------------------------------------------------------------------------------------------------
Ocean Columbia         250'      Independent Leg Cantilever   GOM            Contracted         Noble Energy
---------------------------------------------------------------------------------------------------------------------
Ocean Sovereign        250'      Independent Leg Cantilever  Indonesia       Shipyard                -
---------------------------------------------------------------------------------------------------------------------
Ocean Heritage         300'      Independent Leg Cantilever  Indonesia       Contracted             CNOOC
---------------------------------------------------------------------------------------------------------------------
Ocean Spartan          300'      Independent Leg Cantilever   GOM            Contracted      ADTI/Energy Resources
---------------------------------------------------------------------------------------------------------------------
Ocean Spur             300'      Independent Leg Cantilever   GOM            Contracted       Ridgelake Energy
---------------------------------------------------------------------------------------------------------------------
Ocean King             300'      Independent Leg Cantilever   GOM            Contracted          BP America
---------------------------------------------------------------------------------------------------------------------
Ocean Nugget           300'      Independent Leg Cantilever   GOM            Contracted         Taylor Energy
---------------------------------------------------------------------------------------------------------------------
Ocean Summit           300'      Independent Leg Cantilever   GOM             Stacked                -
---------------------------------------------------------------------------------------------------------------------
Ocean Warwick          300'      Independent Leg Cantilever   GOM            Contracted          BP America
---------------------------------------------------------------------------------------------------------------------
Ocean Titan            350'      Independent Leg Slot         GOM            Contracted          Walter Oil & Gas
---------------------------------------------------------------------------------------------------------------------
Ocean Tower            350'      Independent Leg Cantilever   GOM       Shipyard for cantilever
                                                                              upgrade                -
---------------------------------------------------------------------------------------------------------------------
Ocean Liberator        600'      Aker H-3                  S. Africa        Cold Stacked             -
---------------------------------------------------------------------------------------------------------------------
Ocean Century          800'      Korkut                       GOM           Cold Stacked             -
---------------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'    Bethlehem SS-2000            GOM               Idle                 -
---------------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'    Aker H-3                  North Sea         Contracted             Agip
---------------------------------------------------------------------------------------------------------------------
Ocean New Era          1,500'    Korkut                       GOM           Cold Stacked             -
---------------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'    Victory Class             Australia          Shipyard               -
---------------------------------------------------------------------------------------------------------------------

                                       1

Ocean Guardian         1,500'    Earl & Wright Sedco
                                 711 Series                North Sea         Contracted             Shell
---------------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'    Aker H-3                  North Sea          Shipyard                -
---------------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'    Aker H-3                    Ghana              Idle                  -
---------------------------------------------------------------------------------------------------------------------
Ocean Vanguard         1,500'    Bingo 3000                North Sea         Contracted          Norsk Hydro
---------------------------------------------------------------------------------------------------------------------
Ocean Patriot          1,500'    Bingo 3000                South Africa      Contracted            Pioneer
---------------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,640'    Korkut                    Australia            Idle                  -
---------------------------------------------------------------------------------------------------------------------
Ocean General          1,640'    Korkut                     Vietnam          Contracted         PetroVietnam
---------------------------------------------------------------------------------------------------------------------
Ocean Prospector       1,700'    Victory Class                GOM           Cold Stacked              -
---------------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'    Victory Class                GOM           Cold Stacked              -
---------------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'    F&G SS-2000                  GOM            Contracted      Energy Partners Ltd
---------------------------------------------------------------------------------------------------------------------
Ocean Lexington        2,200'    F&G SS-2000                  GOM            Contracted          Kerr McGee
---------------------------------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'    F&G SS-2000                  GOM            Contracted         Ocean Energy
---------------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'    F&G SS-2000                 Brazil          Contracted             Shell
---------------------------------------------------------------------------------------------------------------------
Ocean Voyager          3,200'    Victory Class                GOM           Cold Stacked              -
---------------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'    DP DYVI Super Yatzy         Brazil          Contracted           Petrobras
---------------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'    F&G 9500 Enhanced
                                 Pacesetter                   GOM            Contracted             LLOG
---------------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'    Victory Class                GOM            Contracted            Murphy
---------------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'    Aker H-3                    Brazil          Contracted           Petrobras
---------------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,000'    Alliance Class              Brazil          Contracted           Petrobras
---------------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'    Victory Class                GOM            Contracted          Kerr McGee
---------------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'    Victory Class                GOM            Contracted          Kerr McGee
---------------------------------------------------------------------------------------------------------------------
Ocean America          5,500'    Ocean Odyssey                GOM            Contracted         Ocean Energy
---------------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'    Ocean Odyssey                GOM               Idle                  -
---------------------------------------------------------------------------------------------------------------------

                                       2

Ocean Baroness         7,000'    Victory Class             Indonesia         Contracted            Unocal
---------------------------------------------------------------------------------------------------------------------
Ocean Rover            7,000'    Victory Class             Singapore      Shipyard Upgrade            -
---------------------------------------------------------------------------------------------------------------------
Ocean Confidence       7,500'    DP Aker H-3.2 Modified       GOM            Contracted              BP
---------------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'    DP Fluor/Mitsubishi         Brazil          Contracted           Petrobras
---------------------------------------------------------------------------------------------------------------------

NOTES:
DOTS= Diamond Offshore Team Solutions, Inc.
GOM=  Gulf of Mexico

** TABLE CONTINUED **


       RIG NAME              CURRENT TERM             START DATE          ESTIMATED END DATE
-------------------------------------------------------------------------------------------------
Ocean Crusader            first of two wells       early March 2003          mid June 2003
-------------------------------------------------------------------------------------------------
Ocean Drake                   12 months            late August 2002        late August 2003
-------------------------------------------------------------------------------------------------
Ocean Champion                    -               early August 2001                -
-------------------------------------------------------------------------------------------------
Ocean Columbia           one well plus option       mid April 2003           mid May 2003
-------------------------------------------------------------------------------------------------
Ocean Sovereign                   -                mid January 2003          late May 2003
-------------------------------------------------------------------------------------------------
Ocean Heritage         12 month term program,
                       assumes last ten months
                       after Ocean Sovereign
                       completed first two months   late December 2002      mid September 2003
-------------------------------------------------------------------------------------------------
Ocean Spartan                  one well             mid April 2003          early May 2003
-------------------------------------------------------------------------------------------------
Ocean Spur                     one well             mid March 2003          mid April 2003
-------------------------------------------------------------------------------------------------
Ocean King                 60-day extension        early April 2003         early June 2003
-------------------------------------------------------------------------------------------------
Ocean Nugget             second of six wells        mid March 2003          mid August 2003
-------------------------------------------------------------------------------------------------
Ocean Summit                      -                early April 2003         early May 2003
-------------------------------------------------------------------------------------------------
Ocean Warwick              60-day extension         mid April 2003           mid June 2003
-------------------------------------------------------------------------------------------------
Ocean Titan                    one well           early October 2002        late April 2003
-------------------------------------------------------------------------------------------------
Ocean Tower                       -                mid August 2002          mid April 2003
-------------------------------------------------------------------------------------------------
Ocean Liberator                   -               late November 2002               -
-------------------------------------------------------------------------------------------------
Ocean Century                     -                      1998                      -
-------------------------------------------------------------------------------------------------
Ocean Ambassador                  -               late February 2003               -
-------------------------------------------------------------------------------------------------
Ocean Nomad               second option well      late January 2003         late April 2003
-------------------------------------------------------------------------------------------------
Ocean New Era                     -               late October 2001                -
-------------------------------------------------------------------------------------------------
Ocean Bounty                      -               late March 2003             mid May 2003
-------------------------------------------------------------------------------------------------

                                        1

Ocean Guardian      one year plus one year
                           option                 early April 2003          late March 2004
-------------------------------------------------------------------------------------------------
Ocean Princess           crane upgrade            early October 2002        mid April 2003
-------------------------------------------------------------------------------------------------
Ocean Whittington                 -              late September 2002               -
-------------------------------------------------------------------------------------------------
Ocean Vanguard             Bareboat                early January 2003         mid May 2003
-------------------------------------------------------------------------------------------------
Ocean Patriot           two wells plus option      early April 2003          early June 2003
-------------------------------------------------------------------------------------------------
Ocean Epoch                       -              early February 2003               -
-------------------------------------------------------------------------------------------------
Ocean General          two well program plus     early February  2003         late April 2003
                       options plus demobe
-------------------------------------------------------------------------------------------------
Ocean Prospector                  -                      1998                      -
-------------------------------------------------------------------------------------------------
Ocean Endeavor                    -                early March 2002                -
-------------------------------------------------------------------------------------------------
Ocean Concord               one well           late November 2002             late April 2003
-------------------------------------------------------------------------------------------------
Ocean Lexington          one well plus option      early April 2003           early May 2003
-------------------------------------------------------------------------------------------------
Ocean Saratoga           one well plus option      early March 2003          late May 2003
-------------------------------------------------------------------------------------------------
Ocean Yorktown         15-well development plus
                             options               mid September 2001       late August 2003
-------------------------------------------------------------------------------------------------
Ocean Voyager                     -                early March 2002                -
-------------------------------------------------------------------------------------------------
Ocean Yatzy          five-year term plus option    early November 1998      early November 2003
-------------------------------------------------------------------------------------------------
Ocean Worker             third of three wells      early March 2003         early May 2003
-------------------------------------------------------------------------------------------------
Ocean Quest            Swap to complete Valiant
                             contract               early January 2003         mid June 2003
-------------------------------------------------------------------------------------------------
Ocean Winner              one year extension     early November 2002      early November 2003
-------------------------------------------------------------------------------------------------
Ocean Alliance            four-year contract     early September 2000    early September 2004
-------------------------------------------------------------------------------------------------
Ocean Star               nine month term work      early March 2003       mid September 2003
-------------------------------------------------------------------------------------------------
Ocean Victory            one well plus option     mid February 2003          mid May 2003
-------------------------------------------------------------------------------------------------
Ocean America                  one well            mid October 2002         early May 2003
-------------------------------------------------------------------------------------------------
Ocean Valiant                     -                early March 2003                -
-------------------------------------------------------------------------------------------------

                                        2

Ocean Baroness           400 days plus option      late March 2003          early May 2004
-------------------------------------------------------------------------------------------------
Ocean Rover                       -               early January 2002      third quarter 2003
-------------------------------------------------------------------------------------------------
Ocean Confidence            five-year term        early January 2001      early January 2006
-------------------------------------------------------------------------------------------------
Ocean Clipper             one-year extension      mid February 2003       early January 2004
-------------------------------------------------------------------------------------------------

NOTES:
DOTS= Diamond Offshore Team Solutions, Inc.
GOM=  Gulf of Mexico

                                       3
** TABLE CONTINUED **

       RIG NAME          DAYRATE
                     (IN THOUSANDS)     FUTURE CONTRACT AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------
Ocean Crusader             low 20's       available.
----------------------------------------------------------------------------------------------
Ocean Drake               high teens      available.
----------------------------------------------------------------------------------------------
Ocean Champion                 -                                   -
----------------------------------------------------------------------------------------------
Ocean Columbia             low 20's       two wells with LA Shelf Partners in lower 20's
                                          ending mid August 2003.
----------------------------------------------------------------------------------------------
Ocean Sovereign                -          available.
----------------------------------------------------------------------------------------------
Ocean Heritage            upper 40's       available.
----------------------------------------------------------------------------------------------
Ocean Spartan              low 20's       available.
----------------------------------------------------------------------------------------------
Ocean Spur                 high 20's      available.
----------------------------------------------------------------------------------------------
Ocean King                 mid 20's       available.
----------------------------------------------------------------------------------------------
Ocean Nugget               mid 20's       available.
----------------------------------------------------------------------------------------------
Ocean Summit                   -          Top Drive Installation
----------------------------------------------------------------------------------------------
Ocean Warwick              mid 20's       available.
----------------------------------------------------------------------------------------------
Ocean Titan                low 20's       cantilever upgrade ending late October 2003.
----------------------------------------------------------------------------------------------
Ocean Tower                    -          available through early May; followed by two wells
                                          with Ridgelake Energy in upper 20's ending late
                                          June 2003.
----------------------------------------------------------------------------------------------
Ocean Liberator                -                                   -
----------------------------------------------------------------------------------------------
Ocean Century                  -                                   -
----------------------------------------------------------------------------------------------
Ocean Ambassador               -          available.
----------------------------------------------------------------------------------------------
Ocean Nomad                low 40's       special survey ending late May 2003.
----------------------------------------------------------------------------------------------
Ocean New Era                  -                                   -
----------------------------------------------------------------------------------------------
Ocean Bounty                   -          three well program with Inpex in Australia in lower
                                          70's ending early December 2003.
----------------------------------------------------------------------------------------------

                                     1

Ocean Guardian             mid 40's       rate changes to lower 50's beginning early May 2003.
----------------------------------------------------------------------------------------------
Ocean Princess                 -          one well with EDC in low 40's ending late May 2003,
                                          followed by two wells plus options with Talisman in
                                          low 40's ending early August 2003.
----------------------------------------------------------------------------------------------
Ocean Whittington              -          available.
----------------------------------------------------------------------------------------------
Ocean Vanguard             low 10's       available.
----------------------------------------------------------------------------------------------
Ocean Patriot             upper 50's      available.
----------------------------------------------------------------------------------------------
Ocean Epoch                    -          available.
----------------------------------------------------------------------------------------------
Ocean General             upper 50's      available.
----------------------------------------------------------------------------------------------
Ocean Prospector               -                                   -
----------------------------------------------------------------------------------------------
Ocean Endeavor                 -                                   -
----------------------------------------------------------------------------------------------
Ocean Concord              low 40's       two wells plus option with Walter Oil & Gas in upper
                                          30's ending late June 2003.
----------------------------------------------------------------------------------------------
Ocean Lexington            low 40's       available.
----------------------------------------------------------------------------------------------
Ocean Saratoga             low 40's       available.
----------------------------------------------------------------------------------------------
Ocean Yorktown             low 60's       available.
----------------------------------------------------------------------------------------------
Ocean Voyager                  -                                   -
----------------------------------------------------------------------------------------------
Ocean Yatzy                  120's        available.
----------------------------------------------------------------------------------------------
Ocean Worker              upper 30's      one well plus option with LLOG in mid 40's ending
                                          early July 2003.
----------------------------------------------------------------------------------------------
Ocean Quest                low 80's       available.
----------------------------------------------------------------------------------------------
Ocean Winner               low 60's       available.
----------------------------------------------------------------------------------------------
Ocean Alliance               110's        available.
----------------------------------------------------------------------------------------------
Ocean Star                 mid 80's       available.
----------------------------------------------------------------------------------------------
Ocean Victory              mid 70's       available.
---------------------------------------------------------------------------------------------
Ocean America             upper 60's      second well with Ocean Energy in mid 70's ending
                                          mid June 2003.
----------------------------------------------------------------------------------------------
Ocean Valiant                  -          available.
----------------------------------------------------------------------------------------------

                                    2

Ocean Baroness               110's        available.
----------------------------------------------------------------------------------------------
Ocean Rover                    -          available.
----------------------------------------------------------------------------------------------
Ocean Confidence             170's        available.
----------------------------------------------------------------------------------------------
Ocean Clipper                100's        available.
----------------------------------------------------------------------------------------------


NOTES:
DOTS= Diamond Offshore Team Solutions, Inc.
GOM=  Gulf of Mexico

                                       3

** TABLE COMPLETE **